UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2013 (October 18, 2013)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 18, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of JDS Uniphase Corporation (the “Company”) approved increases in the annual base salaries for the following named executive officers, effective October 20, 2013:

Name	FY 13 Base Salary	FY 14 Base Salary	Percentage Increase
Rex Jackson, Executive Vice President and Chief Financial Officer	$420,000	$440,000	4.8%

Alan Lowe, Executive Vice President and President, Communications and Commercial Optical Products	$540,000	$562,000	4.1%

David Heard, Executive Vice President and President, Network and Service Enablement	$450,000	$475,000	5.6%

Andrew Pollack, Senior Vice President and General Counsel	$345,000	$365,000	5.8%

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

	By:	/s/ Andrew Pollack
Andrew Pollack Senior Vice President, General Counsel and Secretary

October 18, 2013